UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Outset Medical, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts OUTSET MEDICAL, INC. 2022 Annual Meeting Vote by May 30, 2022 11:59 PM ET OUTSET MEDICAL, INC. 3052 ORCHARD DR. SAN JOSE, CA 95134 D66684-P67220 You invested in OUTSET MEDICAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 31, 2022. Get informed before you vote View the Notice of the Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper copy of the material(s) by requesting prior to May 17, 2022 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Point your camera here and vote without entering a control number Vote Virtually During the Meeting May 31, 2022 10:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/OM2022 Please check the meeting materials for instructions on how to access the virtual meeting

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class II Directors Nominees: 1a. D. Keith Grossman For 1b. Patrick T. Hackett For 2. Advisory vote to approve 2021 named executive officer compensation For 3. Advisory vote on the frequency of future advisory votes to approve named executive officer compensation EVERY ONE YEAR 4. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2022 For NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D66685-P67220